                           SCHEDULE 14A INFORMATION

                   Proxy Statement Pursuant to Section 14(a)
                    of the Securities Exchange Act of 1934



Filed by the Registrant  [x]

Filed by a Party other than the Registrant  [_]

Check the appropriate box:
[_]    Preliminary Proxy Statement
[_]    Confidential, for Use of the Commission Only(as permitted by
       Rule 14a-6(e)(2))
[X]    Definitive Proxy Statement
[_]    Definitive Additional Materials
[_]    Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12



                            HSBC MUTUAL FUNDS TRUST
               (Name of Registrant as Specified in its Charter)

    (Name of Person(s) Filing Proxy Statement if other than the Registrant)



Payment of Filing Fee (Check the appropriate box):

[x]    No fee required.
[_]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
       1)     Title of each class of securities to which transaction applies:
       2)     Aggregate number of securities to which transaction applies:
       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
       4)     Proposed maximum aggregate value of transaction:
       5)     Total fee paid

[_]    Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number or the Form or Schedule and the date of its filing.
       1)     Amount Previously Paid:
       2)     Form, Schedule or Registration No.:
       3)     Filing Party:
       4)     Date Filed:

                            HSBC MUTUAL FUNDS TRUST
                               3435 Stelzer Road
                             Columbus, Ohio 43219

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           To Be Held on May 3, 1999

To the Shareholders:

  Notice is hereby given that a Special Meeting of Shareholders of the HSBC Mutual Funds Trust (the "Trust"), and each series of the Trust, the Growth and Income Fund, Fixed Income Fund, International Equity Fund and the New York Tax-Free Bond Fund (each a "Fund" and collectively the "Funds") will be held at the offices of the Trust at 3435 Stelzer Road, Columbus, Ohio 43219 at 10:00 a.m. Eastern Standard Time, on May 3, 1999, for the following purposes:

    1. To ratify the election of four existing members of the Board of Trustees of the Trust and elect four new members to the Board of Trustees of the Trust to serve until their successors are duly elected and qualified.

    2. To approve the existing Investment Advisory Agreement between the Trust and HSBC Asset Management Americas Inc., the Investment Adviser to the Funds.

    3. To ratify the selection of Ernst & Young, LLP as independent accountants for the Trust for the fiscal year ending December 31, 1999.

    4. To approve a change in the investment policies of all of the Funds to permit each Fund to make loans, including loans of its portfolio securities if, as a result, the aggregate of such loans does not exceed 33 1/3% of the value of a Fund's total assets.

    5. To approve a change in the investment policies of all of the Funds to permit each Fund to: (i) borrow from banks, for any purpose, up to 33 1/3% of the current value of its total assets; (ii) pledge up to 33 1/3% of its total assets to secure such borrowings; and (iii) to eliminate any limits on purchasing securities when borrowings exist.

    6. To approve a change in the investment policies of all of the Funds, except the International Equity Fund, to remove the restriction on each Fund purchasing securities of any company with a record of less than three years' continuous operation if such purchase would cause the Fund's investments in all such companies taken at cost to exceed 5% of the total assets of the Fund.

    7. To approve a change in the investment policies of all of the Funds, except the International Equity Fund, to remove the restriction on each Fund investing in warrants in excess of 5% of the Fund's net assets, and to remove the restriction on the Funds investing in warrants which are listed on the New York or American Stock Exchanges in excess of 2% of the Fund's net assets.

    8. To approve a change in the investment policies of all of the Funds, except the International Equity Fund, to permit each Fund to purchase or retain securities of any company which the officers and trustees of the trust, and officers and directors of the adviser, who individually own more than 1/2 of 1% of the securities of that company, together own beneficially more than 5% of such company.

    9. To approve a change in the investment policies of all of the Funds to remove the restriction on each Fund participating on a joint, or a joint and several basis, in any securities trading account.

    10. To approve a change in the investment policies of the Growth and Income Fund and the New York Tax-Free Bond Fund to permit each Fund to invest up to 15% of its net assets in illiquid securities.

    11. To approve a change in the investment policies of all of the Funds, except the International Equity Fund, to provide that each Fund, with respect to 75% of its total assets (taken at market value), may not purchase a security if as a result (1) more than 5% of its total assets (taken at market value) would be invested in the securities (including securities subject to repurchase agreements), of any one issuer, other than obligations which are issued or guaranteed by the United States Government, its agencies or instrumentalities or (2) the Fund would own more than 10% of the outstanding voting securities of such issuer.

    12. To transact such other business as may properly come before the meeting, or any adjournment thereof.

  The Board of Trustees of the Funds has fixed the close of business on March 10, 1999 as the record date for the determination of Shareholders entitled to notice of and to vote at the meeting.

                                          By Order of the Board of Trustees

                                          Alaina V. Metz
                                          Assistant Secretary

March 19, 1999

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, SHAREHOLDERS ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE.

                            HSBC MUTUAL FUNDS TRUST
                               3435 Stelzer Road
                             Columbus, Ohio 43219

                        SPECIAL MEETING OF SHAREHOLDERS
                                  May 3, 1999

                                PROXY STATEMENT

  This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of the HSBC Mutual Funds Trust (the "Trust") to be voted at a Special Meeting of the Shareholders of the Trust ("Shareholders") to be held on May 3, 1999 at 10:00 a.m. Eastern Standard Time at the offices of the Trust at 3435 Stelzer Road, Columbus, Ohio 43219, and at any adjournments thereof (collectively, the "Meeting"). A Notice of Special Meeting of Shareholders and proxy card accompany this Proxy Statement. This Proxy Statement is being mailed to the Shareholders of each series of the Trust, the Growth and Income Fund, Fixed Income Fund, International Equity Fund and the New York Tax-Free Bond Fund (each a "Fund" and collectively the "Funds") on or about March 19, 1999.

  At the Meeting, Shareholders of all the Funds will be asked to consider and vote upon the following proposals affecting the management and administration of the Trust:

    1. To ratify the election of four existing members of the Board of Trustees of the Trust and elect four new members to the Board of Trustees of the Trust to serve until their successors are duly elected and qualified.

    2. To approve the existing Investment Advisory Agreement between the Trust and HSBC Asset Management Americas Inc., the Investment Adviser to the Funds.

    3. To ratify the selection of Ernst & Young, LLP as independent accountants for the Trust for the fiscal year ending December 31, 1999.

  Proposals 4 through 11 relate to amending and updating certain fundamental investment policies of certain of the Funds. Pursuant to the Investment Company Act of 1940, as amended, (the "1940 Act") approval of a change to a Fund's fundamental investment policy requires Shareholder approval. The specifics of Proposals 4 through 11 are as follows:

    4. To approve a change in the investment policies of all of the Funds to permit each Fund to make loans, including loans of its portfolio securities if, as a result, the aggregate of such loans does not exceed 33 1/3% of the value of a Fund's total assets.

    5. To approve a change in the investment policies of all the Funds to permit each Fund to: (i) borrow from banks, for any purpose, up to 33 1/3% of the current value of its total assets; (ii) pledge up to 33 1/3% of its total assets to secure such borrowings; and (iii) to eliminate any limits on purchasing securities when borrowings exist.

    6. To approve a change in the investment policies of all of the Funds, except the International Equity Fund, to remove the restriction on each Fund purchasing securities of any company with a record of less than three years' continuous operation if such purchase would cause the Fund's investments in all such companies taken at cost to exceed 5% of the total assets of the Fund.

    7. To approve a change in the investment policies of all of the Funds, except the International Equity Fund, to remove the restriction on each Fund investing in warrants in excess of 5% of the Fund's net assets, and to remove the restriction on the Funds investing in warrants which are listed on the New York or American Stock Exchanges in excess of 2% of the Fund's net assets.

    8. To approve a change in the investment policies of all of the Funds, except the International Equity Fund, to permit each Fund to purchase or retain securities of any company which the officers and trustees of the trust, and officers and directors of the adviser, who individually own more than 1/2 of 1% of the securities of that company, together own beneficially more than 5% of such company.

    9. To approve a change in the investment policies of all of the Funds to remove the restriction on the Funds participating on a joint, or a joint and several basis, in any securities trading account.

    10. To approve a change in the investment policies of the Growth and Income Fund and the New York Tax-Free Bond Fund to permit each Fund to invest up to 15% of its net assets in illiquid securities.

    11. To approve a change in the investment policies of all of the Funds, except the International Equity Fund, to provide that each Fund, with respect to 75% of its total assets (taken at market value), may not purchase a security if as a result (1) more than 5% of its total assets (taken at market value) would be invested in the securities (including securities subject to repurchase agreements), of any one issuer, other than obligations which are issued or guaranteed by the United States Government, its agencies or instrumentalities or (2) the Fund would own more than 10% of the outstanding voting securities of such issuer.

    12. To transact such other business as may properly come before the meeting, or any adjournment thereof.

  Proxy solicitations will be made, beginning on or about March 19, 1999, primarily by mail, but proxy solicitations also may be made by telephone, facsimile via the internet or through personal interviews conducted by officers and employees of the Funds as well as by BISYS Fund Services ("BISYS"). BISYS acts as the distributor, administrator and transfer agent of the Funds. BISYS is located at 3435 Stelzer Road, Columbus, Ohio 43219. The costs of proxy solicitation and expenses incurred in connection with the preparation of this Proxy Statement and its enclosures will be paid by the Funds.

  The Trust's Annual Report to Shareholders for the fiscal year ended December 31, 1998, containing audited financial statements, may be obtained, without charge, by calling 1-800-634-2536 or mailing your request to: HSBC Mutual Funds Trust, c/o BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio 43219.

Outstanding Shares

  Except for the International Fund, each Fund offers only one class of shares. The International Fund has two classes of shares, a Service Class and an Institutional Class. The following table sets forth the net assets and approximate number of shares issued and outstanding for each class of each Fund as of the close of business on March 10, 1999, the record date.

       Fund                         Outstanding Shares
       ----                         ------------------
       Growth and Income Fund          7,671,038.84
       Fixed Income Fund               5,243,445.39
       New York Tax-Free Bond Fund     2,876,354.78
       International Equity Fund
         Institutional Class           5,651,217.54
         Service Class                    20,355.68

  Each class of shares has an unlimited number of shares of beneficial interest in the Fund (the "Shares"), each Share having a par value of $.001. Each Share outstanding on the record date is entitled to one vote on all matters submitted to Shareholders at the Meeting, with pro rata voting rights for any fractional shares.

  The Funds' trustees and officers beneficially own (individually and as a group) less than 1% of the outstanding shares of each class of each Fund as of March 10, 1999.

5% Owners

  The following table shows each party known to the Trust to be the beneficial owner of more than five percent of any class of the Trust's voting securities as of March 10, 1999, the record date.

                                                                    Percent of
      Title of Fund             Name and Address       Total Shares Class Owned
      -------------             ----------------       ------------ -----------
Growth and Income Fund     Marine Midland Bank         7,093,238.71   92.47%
                           One Marine Midland Center
                           Buffalo, NY 14240

Fixed Income Fund          Marine Midland Bank         5,100,403.06   97.30%
                           One Marine Midland Center
                           Buffalo, NY 14240

New York Tax-Free Bond     Marine Midland Bank           677,738.26   23.56%
Fund                       One Marine Midland Center
                           Buffalo, NY 14240

International Equity Fund  Marine Midland Bank         5,653,271.37   99.97%
Institutional Class        One Marine Midland Center
                           Buffalo, NY 14240

International Equity Fund  Donaldson Lufkin Jenrette       1,264.10    6.21%
Service Class              Securities Corporation Inc.
                           P.O. Box 2052
                           Jersey City NJ

International Equity Fund  Donaldson Lufkin Jenrette       1,187.76    5.84%
Service Class              Securities Corporation Inc.
                           P.O. Box 2052
                           Jersey City NJ

International Equity Fund  Paul M. Dudney                  4,772.97   23.45%
Service Class              Tophill Crosskeys
                           Seven Oaks
                           Kent, England 205 TN13

Voting

  The following table summarizes each proposal to be presented at the Meeting and the Funds solicited with respect to such proposal:

                            Proposal                                   Affected Funds
                            --------                                   --------------
 1. Ratify the election of four existing members and elect four   All Funds
    new members of the Board of Trustees.

 2. Approve the existing Investment Advisory Agreement.           All Funds

 3. Ratify selection of independent accountants.                  All Funds

 4. Change the Funds' investment policies regarding their         All Funds
    ability to make loans.

 5. Change the Funds' investment policies regarding borrowing     All Funds
    and pledging up to 33 1/3% of their net assets and making
    purchases when borrowing exists.

 6. Change the Funds' investment policies regarding purchasing    All Funds except
    securities of a company with less than three years'           International
    continuous operation.                                         Equity Fund

 7. Change the Funds' investment policies regarding purchasing    All Funds except
    warrants.                                                     International
                                                                  Equity Fund

 8. Change the Funds' investment policies regarding purchasing    All Funds except
    securities of a company which the officers and trustees of    International
    the trust and officers and of the adviser own, in the         Equity Fund
    aggregate, 5% of the company.

 9. Change the Funds' investment policies regarding their         All Funds
    ability to participate on a joint basis in any securities
    trading account.

10. Change the Funds' investment policies regarding investments   Growth and Income Fund
    in illiquid securities.                                       New York Tax-Free
                                                                  Bond Fund

11. Change the Funds' investment policies regarding               All Funds except
    concentration in a single issuer.                             International Equity Fund

  The record date for determining Shareholders entitled to vote at the meeting is March 10, 1999.

  Proposals 1 and 3 require the affirmative vote of a plurality of all outstanding Shares of the Trust represented in person or by proxy and entitled to vote. Proposals 2 and 4 through 11 require a vote of the "majority of the outstanding voting securities," which is defined in the 1940 Act as the affirmative vote of the lesser of (i) 67% or more of the voting shares of the Fund entitled to vote thereon present in person or represented by proxy, or
(ii) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon. Any Shareholder giving a proxy has the power to revoke it prior to its exercise by submission of a later dated proxy, by voting in person or by letter to the Secretary of the Fund.

  The Shareholders of all of the series of the Trust will vote together as a single class on Proposals 1 and 3. All Shares of each Fund will vote together as a single class on Proposals 2 and 4 through 11. An unfavorable vote on a proposal by the shareholders of one Fund will not affect the implementation of such a proposal by another Fund, if the proposal is approved by the shareholders of the other Fund. There is no cumulative voting with respect to the election of Trustees.

  Shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., Shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) will be counted as Shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Votes cast by proxy or in person at the Meeting will be counted by persons appointed as tellers for the Meeting. The tellers will count the total number of votes cast "for" approval of the proposal or proposals for purposes of determining whether sufficient affirmative votes have been cast. Abstentions and broker non-votes have the effect of a negative vote with respect to Proposals 2 and 4 through 11, but have no effect with respect to Proposals 1 and 3.

  In the event that a quorum is not present at the Meeting or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those Shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR any such proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST any such proposal against any such adjournment. A Shareholder vote may be taken on one of the proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received for approval. Under the by-laws of the Funds, a quorum is constituted by the presence in person or by proxy of the holders of a majority of the outstanding Shares of the Fund entitled to vote at the Special Meeting.

PROPOSAL 1. (All Funds)

To ratify the election of four existing members of the Board of Trustees of the Trust and elect four new members to the Board of Trustees of the Trust to serve until their successors are duly elected and qualified.

  The first proposal to be considered at the Meeting is the ratification of four existing members of the Board of Trustees and the election of four new members to the Board of Trustees. Although not required to do so by the 1940 Act, the Trustees are asking that Shareholders ratify the election of each of the four existing Trustees. Messrs. Frankl, Pfann and Robinson were last approved by a vote of the Shareholders of the Trust on January 22, 1990. Mr. Paumgarten is being presented to Shareholders for their approval for the first time, although he has served on the Board since January 26, 1996.

  Messrs. Hass, Loos, Maloney and Meditz were approved by the Board of Trustees on January 26, 1999 and will become Trustees upon Shareholder approval. The Trustees are to be elected to hold office until their successors are duly elected and qualified. All Shares represented by valid proxies will be voted in the election of Trustees for each nominee named below, unless authority to vote for a particular nominee is withheld. All of the nominees have consented to serve as Trustees of the Trust, if elected.

  The following table sets forth the names, addresses, ages, principal occupations and other information regarding the Trustee nominees.


                                  Current Position
     Name and Age                    With Trust             Principal Occupation For Past 5 Years
     ------------                 ----------------          -------------------------------------
Wolfe J. Frankl, Age 78  Trustee since 1989.                  Trustee, The Excelsior Funds;
                                                              Director Deutsche Bank
                                                              Financial, Inc.; Director, The
                                                              Harbus Corporation; Trustee,
                                                              HSBC Funds Trust.

Jeffrey J. Hass, Age 37  None                                 1996-present: Associate
                                                              Professor of Law, New York Law
                                                              School; 1995-1996: Partner,
                                                              Hass & Hass; 1993-1995:
                                                              Associate, Latham & Watkins.
Richard J. Loos, Age 65  Vice Chairman Emeritus since         1995-1996: President, Aspen
                         May 5, 1998.                         Capital Management; 1972-1994:
                                                              Managing Director, HSBC Asset
                                                              Management Americas, Inc.
Clifton H.W. Maloney,    None                                 1981-present: President, C.H.W.
 Age 61                                                       Maloney & Co., Inc.
John C. Meditz, Age 50   None                                 1994-present: Portfolio
                                                              Manager/Vice Chairman, Horizon
                                                              Asset Management; 1978-1994:
                                                              Portfolio Manager/Vice
                                                              President, Bankers Trust
                                                              Company.
Harald Paumgarten, Age   Chairman of the Board of Trustees.   1997-present: Managing
 60                      Trustee since 1996.                  Director, Adirondack Capital;
                                                              1991-present: President,
                                                              Paumgarten and Company.
John P. Pfann, Age 69    Trustee since 1989.                  1982-1995:Chairman and
                                                              President, JPP Equities, Inc.;
                                                              Trustee, HSBC Funds Trust.
Robert A. Robinson, Age  Trustee since 1989.                  1984-present: Trustee, The
 73                                                           Henrietta E. and Frederick H.
                                                              Bugher Foundation; 1987-
                                                              present: Director, Excelsior
                                                              Funds, Inc., Excelsior Tax-
                                                              Exempt Funds, Inc., and
                                                              Excelsior Institutional Funds,
                                                              Inc. (since 1996); 1995-
                                                              present: Director, Infinity
                                                              Mutual Funds, Inc.; 1980-
                                                              present: Trustee, HSBC Mutual
                                                              Funds Trust.

  The table on page 18 shows the compensation paid to the Trustees for the fiscal year ended December 31, 1998.

Required Vote and Recommendation

  The election of the nominees to the Board of Trustees of the Trusts requires the affirmative vote of a plurality of all the Shares of such Trust present at the Meeting either in person or by proxy. The Shareholders of all of the series of the Trust will vote together as a single class to ratify and elect the Trustees. In the event a Trustee is not approved, the Board will consider alternatives consistent with the 1940 Act. It is the intention of the persons named in the enclosed proxy to vote the Shares represented by them for the election of each nominee listed above unless the proxy is marked otherwise.

              THE TRUSTEES HAVE APPROVED PROPOSAL 1 AND RECOMMEND
                 THAT SHAREHOLDERS VOTE TO APPROVE PROPOSAL 1.

PROPOSAL 2. (All Funds)

To approve the existing Investment Advisory Agreement between the Trust and HSBC Asset Management Americas Inc., the Investment Adviser to the Funds.

  At the Meeting, Shareholders will be asked to approve the existing investment advisory agreement ("Advisory Agreement") between the Trust and HSBC Asset Management Americas Inc. (the "Adviser"). The Adviser has provided investment advisory services to the Trust since the Trust's commencement of operations on November 1, 1989. The Advisory Agreement was initially a two-year agreement and annual continuances have been approved every year since by the Trustees. Although not required to do so by the 1940 Act, the Trustees are requesting that Shareholders approve the Advisory Agreement which was last submitted to Shareholders for approval on January 22, 1990.

Trustees' Evaluation

  At a meeting on January 26, 1999, the Trustees considered information with respect to whether the Advisory Agreement with the Adviser is in the best interests of the Trust and the Shareholders. The Board considered, as they have in the past, the nature and quality of services expected to be provided by the Adviser and information regarding fees, expense ratios and performance. In evaluating the Adviser's ability to provide services to the Trust, the Trustees considered information as to the Adviser's business organization, financial resources and personnel and other matters. Based upon its review, the Trustees unanimously concluded that the Advisory Agreement with the Adviser is reasonable, fair and in the best interests of the Trust and the Shareholders, and that the fees provided in the Advisory Agreement are fair and reasonable in light of the usual and customary charges made by others for services of similar nature and quality.

Adviser

  The Adviser is the North American investment affiliate of HSBC Holdings plc (Hong Kong and Shanghai Banking Corporation) and Marine Midland Bank. HSBC Asset Management Americas Inc. is located at 140 Broadway, New York, New York 10005. HSBC Asset Management Americas Inc. is 100% owned by HSBC Investment Bank Holdings B.V. which is 100% owned by HSBC Holdings B.V. which is 100% owned by HSBC Finance (Netherlands) Ltd. which is ultimately owned by HSBC Holdings plc. HSBC Holdings plc is located at 10 Lower Thames, London, England EC3R 6AE. The Adviser currently manages over $3.3 billion of assets of individuals, pension plans, corporations and institutions.

  The Adviser has retained Delaware International, 80 Cheapside, Third Floor, London, England EC2V 6EE to serve as the investment sub-adviser to the International Equity Fund.

Advisory Agreement

  The current Advisory Agreement between the Adviser and the Trust was first executed on May 1, 1990. The Advisory Agreement was initially a two-year agreement and annual continuances have been approved by the Board of Trustees of the Trust. As required by the 1940 Act, the Advisory Agreement is terminable without penalty on 60 days written notice by the Board of Trustees or by vote of the majority of shareholders of the Funds. The Advisory Agreement is attached to this Proxy Statement as Exhibit I, and the description of the Advisory Agreement set forth in this Proxy Statement is qualified in its entirety by reference to Exhibit I.

  The Adviser, in return for its fees, and subject to the control and supervision of the Board of Trustees and in conformance with the investment objective and policies of the Funds set forth in the Trust's current registration statement and any other policies established by the Board of Trustees, manages the investment and reinvestment of assets of the Funds. In this regard, it is the responsibility of the Adviser to make investment decisions for the Funds and to place the Funds' purchase and sale orders for investment securities. In addition to making investment decisions, the Adviser exercises voting rights in respect of portfolio securities for the Funds. The Adviser provides at its expense all necessary investment, management and administrative facilities, including salaries of personnel and equipment needed to carry out their duties under the Advisory Agreement. The Adviser also provides the Funds with investment research and whatever statistical information the Funds may reasonably request with respect to securities the Funds hold or contemplate purchasing.

Advisory Fees

  Under the Advisory Agreement, the Adviser earns a monthly fee based upon the average daily value of the net assets of each of the Funds in the Trust during the preceding month, at the following annual rates:

    For the International Equity Fund, the Adviser is paid a monthly advisory fee at an annual rate of 0.90% of the Fund's average daily net assets.

Growth and Income and Fixed Income Funds

    Portion of Average Daily Value of Net Assets of
    the Growth and Income Fund and Fixed Income Fund      Advisory Fee
    ------------------------------------------------      ------------
Not exceeding $400 million                                   0.550%
In excess of $400 million but not exceeding $800 million     0.505%
In excess of $800 million but not exceeding $1.2 billion     0.460%
In excess of $1.2 billion but not exceeding $1.6 billion     0.415%
In excess of $1.6 billion but not exceeding $2 billion       0.370%
In excess of $2 billion                                      0.315%

New York Tax-Free Bond Fund

      Portion of Average Daily Value of Net Assets
           of the New York Tax-Free Bond Fund             Advisory Fee
      --------------------------------------------        ------------
Not exceeding $300 million                                   0.450%
In excess of $300 million but not exceeding $600 million     0.420%
In excess of $600 million but not exceeding $1 billion       0.385%
In excess of $1 billion but not exceeding $1.5 billion       0.350%
In excess of $1.5 billion but not exceeding $2 billion       0.315%
In excess of $2 billion                                      0.280%

  For the fiscal year ended December 31, 1998, pursuant to the Advisory Agreement, the Adviser earned $88,170 from the Fixed Income Fund, $518,499 from the Growth and Income Fund and $309,890 from the New York Tax-Free Bond Fund in investment advisory fees. For the fiscal year ended December 31, 1998, pursuant to the Advisory Agreement, the Adviser earned $336,751 in investment advisory fees from the International Equity Fund, net of voluntary fee waivers of $336,751.

  During the year ended December 31, 1998, no commissions were paid to brokers affiliated with HSBC Asset Management Americas Inc.

Adviser's Principal Executive Officers and Directors

  The name, address and principal occupation of the Adviser's principal executive officers and each director or general partner is set forth below.

        Name                Current Position           Principal Occupation
        ----                ----------------           --------------------
 Paul Guidone        Chairman of the Board          Group Chief, Executive
                                                    Officer HSBC Asset
                                                    Management Americas Inc.

 Frederic Lutcher    Director                       Co-President, Co-Chief
                                                    Executive Officer and
                                                    Managing Director of HSBC
                                                    Asset Management Americas
                                                    Inc.

 Nigel Wood          Director                       Co-President, Co-Chief
                                                    Executive Officer and
                                                    Treasurer of HSBC Asset
                                                    Management Americas Inc.

 Susie Babani        Director                       Global Head of Human
                                                    Resources HSBC Asset
                                                    Management Americas Inc.

 Ed Merkle           Director                       Managing Director--Fixed
                                                    Income of HSBC Asset
                                                    Management Americas Inc.

 Jonathan Reynolds   Director                       Investment Officer of
                                                    Marine Midland Bank

 Simon Moules        Director                       Investment Officer of
                                                    Marine Midland Bank

 Joseph DeMarco      Managing Director--U.S. Equity Managing Director--U.S.
                     Trading                        Equity Trading of HSBC
                                                    Asset Management Americas
                                                    Inc.

 Stella Yiu          Managing Director--Head of     Managing Director--Head of
                     Global Emerging Markets        Global Emerging Markets of
                                                    HSBC Asset Management
                                                    Americas Inc.

 Joseph DiBartolo    Corporate Secretary--Local     Corporate Secretary--Local
                     Compliance Officer             Compliance Officer of HSBC
                                                    Asset Management Americas
                                                    Inc.

 Andrea Shaw Resnick Vice President                 Vice President, HSBC Asset
                                                    Management Americas Inc.

 Thomas D'Auria      Vice President                 Vice President, HSBC Asset
                                                    Management Americas Inc.

 Thomas Lanza        Vice President                 Vice President, HSBC Asset
                                                    Management Americas Inc.

 Petra Kettler-Rein  Vice President                 Vice President, HSBC Asset
                                                    Management Americas Inc.

  The address for the principal executive officers and directors of the Adviser is:

    HSBC Asset Management Americas, Inc.
    140 Broadway
    New York, NY 10005

  No officers or directors of the Adviser are also a director, officer or general partner of the Trust.

Required Vote and Recommendation

  As provided in the 1940 Act, approval of the Funds' Advisory Agreement requires the affirmative vote of a majority of the outstanding voting securities of the Fund. Abstentions have the effect of a negative vote on this Proposal. In the event the Advisory Agreement is not approved, the Board will consider its alternatives consistent with the 1940 Act.

THE BOARD OF TRUSTEES HAS APPROVED PROPOSAL 2 AND RECOMMENDS THAT SHAREHOLDERS
                          VOTE TO APPROVE PROPOSAL 2.

PROPOSAL 3. (All Funds)

To ratify the selection of Ernst & Young LLP as independent accountants for the Trust for the fiscal year ending May 31, 1999.

  Ernst & Young LLP has been selected by a unanimous vote of the Board of Trustees, including a majority of the independent trustees, as the independent accountants to audit the accounts of the Trust and each Fund for and during the fiscal year ending December 31, 1999. The ratification of the selection of the accountants is to be voted on at the Meeting.

  Ernst & Young LLP currently serves as independent accountant to the Trust. Ernst & Young LLP has no material direct or indirect financial interest in the Trust or Adviser.

Required Vote and Recommendation

  The ratification of the independent accountants requires the affirmative vote of a plurality of all the Shares of the Trust present at the Meeting either in person or by proxy. The Shareholders of all of the series of the Trust will vote together as a single class to ratify the accountants. It is the intention of the persons named in the enclosed proxy to vote the Shares represented by them for the ratification of the accountants.

THE BOARD OF TRUSTEES HAS APPROVED PROPOSAL 3 AND RECOMMENDS THAT SHAREHOLDERS
                          VOTE TO APPROVE PROPOSAL 3.

                  PROPOSALS 4 THROUGH 11: APPROVAL OF CHANGES
                       TO THE FUNDS' INVESTMENT POLICIES

  Proposals 4 through 11 relate to certain changes to the fundamental policies of the Funds. The Board of Trustees approved these changes in order to update the Funds' investment policies to reflect changes in the law and other regulatory developments and provide the Funds with flexibility to adapt to developments in the securities markets. The Board of Trustees has approved each of Proposals 4 through 11. The changes to the Funds' fundamental investment policies will become effective immediately upon Shareholder approval. If a Proposal is not approved by a vote of the Shareholders, the current policy as applied to the Fund will remain unchanged.

PROPOSAL 4. (All Funds)

To approve a change in the investment policies of all of the Funds, to permit each Fund to make loans, including loans of its portfolio securities if, as a result, the aggregate of such loans does not exceed 33 1/3% of the value of its total assets.

  At the Meeting, Shareholders of all of the Funds will vote on changing each Fund's investment policy to permit each Fund to make loans, including loans of its portfolio securities if, as a result, the aggregate of such loans does not exceed 33 1/3% of the value of its total assets. Currently, each Fund in the Trust is permitted to lend its portfolio securities, but not make other loans. Currently the Fixed Income Fund may not loan more than 10% of the value of its total assets.

  This Proposal will permit the Funds to make other loans in addition to lending portfolio securities. While currently it is not expected that the Funds will engage in such activity to a significant extent, this change in investment policy will provide the Funds increased flexibility.

  The primary purpose of this Proposal is to provide the Funds more flexibility in their investment strategies and decisions as they strive to meet their investment objectives. This Proposal will bring the Funds' policies in line with the limits allowed by federal and state law, thereby providing the Funds with maximum flexibility. This flexibility may provide more opportunities to enhance the Funds' performance, with the corresponding risks which accompany making loans, including loans of portfolio securities.

  Prior to making loans other than loans of portfolio securities, the Board of Trustees will adopt procedures to identify, monitor and control the risks which would be involved with such lending activities. Specifically, the credit risk of all counterparties would be evaluated prior to entering into transactions in an effort to minimize the risk of counterparty default.

  This change in investment policy is not expected to materially affect, in the foreseeable future, the manner in which the Funds are managed, the investment performance of the Funds, or the instruments in which they invest.

Required Vote and Recommendation

  As provided in the 1940 Act, approval of a change to a Fund's fundamental investment policies requires the affirmative vote of a majority of the outstanding voting securities of the Fund. Abstentions have the effect of a negative vote on this Proposal. If the Shareholders of a Fund fail to approve this Proposal, the current investment policy will be retained for that Fund.

THE BOARD OF TRUSTEES HAS APPROVED PROPOSAL 4 AND RECOMMENDS THAT SHAREHOLDERS
                          VOTE TO APPROVE PROPOSAL 4.

PROPOSAL 5. (All Funds)

To approve a change in the investment policies of all the Funds to permit each Fund to: (i) borrow from banks, for any purpose, up to 33 1/3% of the current value of its total assets; (ii) pledge up to 33 1/3% of its total assets to secure such borrowings; and (iii) to eliminate any limits on purchasing securities when borrowings exist.

  At the Meeting, the Shareholders of each of the Funds will vote on approving a change in the investment policies of the Funds regarding borrowing.

  Currently each Fund is restricted from borrowing money, except that each Fund may borrow from banks as a temporary measure for emergency purposes or to meet redemptions where such borrowings would not exceed 5% of the total assets (including amount borrowed) taken at market value (the Fixed Income Fund and New York Tax-Free Bond Fund may borrow up to 10% in order to meet redemptions only). This Proposal will permit each Fund to borrow up to 33 1/3% of total assets, and will allow each Fund to borrow for purposes other than for emergency purposes or to meet redemptions.

  Currently each Fund may pledge only 10% of the current value of its total net assets to secure borrowings (the International Fund and the Growth and Income Fund are limited to 5%). This Proposal will permit each Fund to pledge up to 33 1/3% of its total assets to secure borrowings up to 33 1/3% of its total assets.

  Currently each Fund is restricted from purchasing any investments if borrowings exceed 5% of the Fund's net assets. This Proposal will eliminate this restriction and will permit each Fund to purchase investments even when the Fund's borrowings exceed 5% of the Fund's net assets.

  The primary purpose of this Proposal is to update each Fund's limitation on borrowing to provide the Funds with more flexibility. The Proposal allows each Fund to borrow up to the legal limit, whereas the current policy significantly restricts the Funds' borrowing abilities. As amended, the limitation will afford each Fund increased flexibility in making investment decisions, and may enable the Funds to take advantage of changing market conditions. Under positions established by the Securities and Exchange Commission ("SEC") staff, investment strategies which obligate a Fund to purchase securities at a future date or otherwise require that a Fund segregate assets, may be considered to be "borrowings." However, by segregating assets equal to the amount of such "borrowings" as required by Section 18 of the 1940 Act, these investment strategies will not result in the issuance of "senior securities" by the Fund.

  Borrowing will involve the use of "leverage" when cash made available to a Fund through the borrowing is used to make additional portfolio investments. Use of leverage involves special risks and may involve speculative investment techniques. The Funds will use leverage only when the Adviser to the Funds believes that the leveraging and the returns available to a Fund from investing the cash will provide shareholders a potentially higher return.

  Leverage exists when a Fund achieves the right to a return on a capital base that exceeds the investment the Fund has invested. Leverage creates the risk of magnified capital losses which occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the equity base of the Fund.

  The risks of leverage include a higher volatility of the net asset value of a Fund's shares and the relatively greater effect on the net asset value of the shares caused by favorable or adverse market movements or changes in the cost of cash obtained by leveraging and the yield obtained from investing the cash. So long as a Fund is able to realize a net return on its investment portfolio that is higher than interest expense incurred, if any, leverage will result in a higher current net investment income being realized by such Fund than if the Fund were not leveraged. On the other hand, interest rates change from time to time as does their relationship to each other depending upon such factors as supply and demand, monetary and tax policies and investor expectations. Changes in such factors could cause the relationship between the cost of leveraging and the yield to change so that rates involved in the leveraging arrangement may substantially increase relative to the yield on the obligations in which the proceeds of the leveraging have been invested. To the extent that the interest expense involved in leveraging approaches the net return on a Fund's investment portfolio, the benefit of leveraging will be reduced, and, if the interest expense on borrowings were to exceed the net return to shareholders, such Fund's use of leverage would result in a lower rate of return than if the Fund were not leveraged. Similarly, the effect of leverage in a declining market could be a greater decrease in net asset value per share than if a Fund were not leveraged. In an extreme case, if a Fund's current investment income were not sufficient to meet the interest expense of leveraging, it could be necessary for such Fund to liquidate certain of its investments at an inappropriate time. The use of leverage may be considered speculative.

  Changing this policy will provide increased investment flexibility and may provide opportunities to enhance the Funds' performance, with the corresponding risk which accompanies increased borrowing. While changing the investment policy will permit each Fund to borrow up to 33 1/3% of its assets, the Adviser will exercise care, consistent with each Fund's investment objective and policies, before entering into any borrowing arrangements.

  This change in investment policy is not expected to materially affect, in the foreseeable future, the manner in which the Funds are managed, the investment performance of the Funds, or the instruments in which they invest.

Required Vote and Recommendation

  As provided in the 1940 Act, approval of a change to a Fund's fundamental investment policies requires the affirmative vote of a majority of the outstanding voting securities of the Fund. Abstentions have the effect of a negative vote on this Proposal. If the Shareholders of a Fund fail to approve this Proposal, the current investment policy will be retained for that Fund.

THE BOARD OF TRUSTEES HAS APPROVED PROPOSAL 5 AND RECOMMENDS THAT SHAREHOLDERS
                          VOTE TO APPROVE PROPOSAL 5.

PROPOSAL 6. (Growth and Income, Fixed Income and New York Tax-Free Bond Funds)

To approve a change in the investment policies of all of the Funds, except the International Equity Fund, which does not have such policy, to remove the restriction on each Fund purchasing securities of any company with a record of less than three years' continuous operation if such purchase would cause the Fund's investments in all such companies taken at cost to exceed 5% of such Fund's the total assets taken at market value.

  At the Meeting, Shareholders will be asked to vote to remove the Funds' fundamental investment policy regarding investments in securities of issuers which have been in operation for less than three years to 5% of its total assets. The current policy prohibits each Fund, except the International Equity Fund, from purchasing the securities of any company with a record of less than three years' continuous operation if such purchase would cause the Fund's investments in all such companies taken at cost to exceed 5% of such Fund's total assets taken at market value.

  If this Proposal is adopted, this fundamental investment policy would be eliminated from the Funds' investment policies and each Fund will be permitted to invest more than 5% of its total assets in the securities of issuers which at the time of purchase had been in operation for less than three years.

  The primary purpose of this Proposal is to update the Funds' investment policies in light of recent changes in the law. The Funds' fundamental policies were originally adopted to be consistent with state securities ("blue sky") regulations, which placed limits on the amounts of certain types of securities that a mutual fund could purchase. Recent federal legislation eliminated state regulatory requirements including the requirement embodied in these investment policies.

  If the Proposal is approved, each Fund will be able to invest more than 5% of its total assets in newly formed or "unseasoned" issuers. Eliminating this fundamental policy will conform the Funds' investment policies to the requirements of current federal law. In addition, eliminating this policy will provide increased investment flexibility and may provide opportunities to enhance each Fund's performance, with the corresponding risk which accompanies investing in unseasoned issuers. While removal of the investment policy will permit the Funds to invest an unlimited amount of their respective assets in newly formed or "unseasoned companies," the Adviser will exercise care, consistent with each Fund's investment objectives and policies, in investing any of a Fund's assets in such securities.

  Elimination of this fundamental policy is not expected to affect, in the foreseeable future, the manner in which the Funds are managed, the investment performance of the Fund, or the instruments in which they invest.

Required Vote and Recommendation

  As provided in the 1940 Act, approval of a change to a Fund's fundamental investment policies requires the affirmative vote of a majority of the outstanding voting securities of the Fund. Abstentions have the effect of a negative vote on this Proposal. If the Shareholders of a Fund fail to approve this Proposal, the current investment policy will be retained for that Fund.

THE BOARD OF TRUSTEES HAS APPROVED PROPOSAL 6 AND RECOMMENDS THAT SHAREHOLDERS
                          VOTE TO APPROVE PROPOSAL 6.

PROPOSAL 7. (Growth and Income, Fixed Income and New York Tax-Free Bond Funds)

To approve a change in the investment policies of all of the Funds, except the International Equity Fund, which does not have such policy, to remove the restriction on each Fund investing in warrants in excess of 5% of the Fund's net assets, and to remove the restriction on the Fund investing in warrants which are listed on the New York or American Stock Exchanges in excess of 2% of the Fund's net assets.

  At the Meeting, Shareholders of all of the Funds, except the International Equity Fund, will vote on removing each Fund's fundamental investment policy which requires the Fund to limit its investments in warrants to 5% of the Fund's total assets, provided that within that amount, investments in warrants which are listed on the New York or American Stock Exchanges shall not exceed 2% of net assets. The current policy prohibits each Fund, except the International Equity Fund, from investing in warrants if, as a result more than 5% of the Fund's net assets will be invested in warrants or if as a result more than 2% of the Fund's net assets will be invested in warrants listed on the New York or American Stock Exchanges.

  Subject to Shareholder approval, this fundamental investment policy would be eliminated from the investment policies of the Funds.

  The primary purpose of this Proposal is to update the Funds' investment policies in light of recent changes in the law. Each Fund's fundamental policy was originally adopted to be consistent with state securities ("blue sky") regulations, which placed limits on the amounts of certain types of securities that a mutual fund could purchase. Recent federal legislation eliminated state regulatory requirements including the requirement embodied in these investment policies. If the Proposal is approved, each Fund will be able to invest more than 5% of its total assets in warrants and will be able to invest more than 2% of its total assets in warrants listed on the New York or American Stock Exchange. Eliminating this fundamental policy will conform each Fund's investment policies to the requirements of current federal law. In addition, eliminating this policy will provide increased investment flexibility and may provide opportunities to enhance each Fund's performance, with the corresponding risks which accompany investments in warrants. While removal of the investment policy will permit each Fund to invest an unlimited amount of its assets in warrants, it is not anticipated that the level of assets currently invested in warrants will significantly increase.

  Elimination of this fundamental policy is not expected to affect, in the foreseeable future, the manner in which the Funds are managed, the investment performance of the Funds, or the instruments in which they invest.

Required Vote and Recommendation

  As provided in the 1940 Act, approval of a change to a Fund's fundamental investment policies requires the affirmative vote of a majority of the outstanding voting securities of the Fund. Abstentions have the effect of a negative vote on this Proposal. If the Shareholders of a Fund fail to approve this Proposal, the current investment policy will be retained for that Fund.

THE BOARD OF TRUSTEES HAS APPROVED PROPOSAL 7 AND RECOMMENDS THAT SHAREHOLDERS
                          VOTE TO APPROVE PROPOSAL 7.

PROPOSAL 8. (Growth and Income, Fixed Income and New York Tax-Free Bond Funds)

To approve a change in the investment policies of all of the Funds, except the International Equity Fund, which does not have such policy, to permit each Fund to purchase or retain securities of any company which the Officers and Trustees of the Trust, and Officers and Directors of the Adviser, who individually own more than 1/2 of 1% of the securities of that company, together own beneficially more than 5% of such company.

  At the Meeting, Shareholders of the Funds will vote on removing each Fund's fundamental investment policy regarding the Funds purchasing or retaining securities of issuers which the Officers and Trustees of the Trust, and the Officers and Directors of the Adviser, who individually own more than 1/2 of 1% of the securities of that company, together own beneficially more than 5% of such company. The current policy prohibits each Fund from purchasing or retaining the securities of any company if, to the knowledge of the Fund, Officers and Trustees of the Trust and Officers and Directors of the Adviser who individually own more than 1/2 of 1% of the securities of that company together own beneficially more than 5% of such company.

  Subject to Shareholder approval, this fundamental investment policy would be eliminated from the investment policies of the Funds.

  The primary purpose of this Proposal is to update the Funds' investment policies in light of recent changes in the law. The Funds' fundamental policy was originally adopted to be consistent with state securities ("blue sky") regulations, which placed limits on the amounts of certain types of securities that a mutual fund could purchase. Recent federal legislation eliminated state regulatory requirements including the requirement embodied in these investment policies.

  This proposal will eliminate the Funds' policy of avoiding investments in securities issued by companies whose securities are owned in certain amounts by the Officers and Trustees of the Trust and the Officers and Directors of the Adviser. Preventing conflicts of interest in fund management is a critically important objective. However, Fund management believes that the Funds' Code of Ethics is sufficient to accomplish this objective. The Funds maintain a Code of Ethics which has been adopted in accordance with SEC rules, to restrict the private investment activities of the Officers and Trustees of the Trust and the Officers and Directors of the Adviser. This Code of Ethics supplements Fund management's separate fiduciary obligation to act with the Funds' best interests at heart. It places the burden of avoiding potential conflicts by restricting the ability of the individuals in those key positions of Officer, Trustee or Director to purchase securities the Funds are invested in.

  Eliminating this fundamental policy will conform the Funds' investment policies to the requirements of current federal law. In addition, eliminating this policy will provide increased investment flexibility and may provide opportunities to enhance the Funds' performance. While removal of this investment restriction will allow each Fund to purchase securities of a company which the Trustees and Officers of the Trust and the Officers and Directors of the Adviser who individually own more than 1/2 of 1% together have ownership exceeding 5% of the company, the Adviser will exercise care, consistent with each Fund's investment objectives and policies, in investing any of a Fund's assets in such securities.

  Elimination of this fundamental policy is not expected to affect, in the foreseeable future, the manner in which the Funds are managed, the investment performance of the Funds, or the instruments in which they invest.

Required Vote and Recommendation

  As provided in the 1940 Act, approval of a change to a Fund's fundamental investment policies requires the affirmative vote of a majority of the outstanding voting securities of the Fund. Abstentions have the effect of a negative vote on this Proposal. If the Shareholders of a Fund fail to approve this Proposal, the current investment policy will be retained for that Fund.

  The Board of Trustees has approved Proposal 8 and recommends that Shareholders vote to approve Proposal 8.

PROPOSAL 9. (All Funds)

To approve a change in the investment policies of all of the Funds to remove the restriction on each Fund participating on a joint, or a joint and several, basis in any securities trading account.

  At the Meeting, Shareholders will vote on removing the Funds' investment policy which prohibits each Fund from participating on a joint, or a joint and several, basis in any securities trading account.

  The 1940 Act currently prohibits investment companies from participating in certain joint activities. Management believes that the existing 1940 Act restrictions provide sufficient protection to Shareholders such that the additional fundamental restrictions are not required.

  Most funds which establish joint accounts do so to facilitate the "bulk purchase" of short-term investments on behalf of the various funds participating in the account. Generally, funds may earn a higher rate of return on investments through joint accounts than the rate they could earn individually because, under most market conditions, it is possible to negotiate a higher rate of return on larger repurchase agreements and larger quantities of other short-term investments than the rate available in smaller transactions. Joint accounts may also increase the number of dealers and issuers willing to enter into short-term investments with the various funds participating in the accounts.

  Eliminating this fundamental policy will conform each Fund's investment policies to the requirements of current federal law. In addition, eliminating this policy will provide increased investment flexibility and may provide opportunities to enhance each Fund's performance, with the corresponding risks which accompany participation on a joint, or a joint and several basis in any securities trading account.

  Elimination of this fundamental policy is not expected to affect, in the foreseeable future, the manner in which the Funds are managed, the investment performance of the Funds, or the instruments in which they invest.

Required Vote and Recommendation

  As provided in the 1940 Act, approval of a change to a Fund's fundamental investment policies requires the affirmative vote of a majority of the outstanding voting securities of the Fund. Abstentions have the effect of a negative vote on this Proposal. If the Shareholders of a Fund fail to approve this Proposal, the current investment policy will be retained for that Fund.

THE BOARD OF TRUSTEES HAS APPROVED PROPOSAL 9 AND RECOMMENDS THAT SHAREHOLDERS
                          VOTE TO APPROVE PROPOSAL 9.

PROPOSAL 10. (Growth and Income Fund and New York Tax-Free Bond Fund)

To approve a change in the investment policies of the Growth and Income Fund and the New York Tax-Free Bond Fund to permit each Fund to invest up to 15% of its net assets in illiquid securities.

  At the Meeting, Shareholders of the Growth and Income and New York Tax-Free Bond Fund will be asked to vote on amending the Funds' fundamental investment policy regarding investments in illiquid securities. Currently, these two Funds are permitted to invest only 10% of their net assets in illiquid securities, including those securities which do not have readily available market quotations and repurchase agreements having maturities of more than seven days. This Proposal would permit each of these two Funds to invest up to 15% of its net assets in illiquid securities.

  Illiquid securities are assets which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which a mutual fund has valued the investment. The SEC historically took the position that an open-end investment company should limit its investments in illiquid securities because such securities may present problems of accurate valuation and because it is possible that the investment company would have difficulty satisfying redemptions on a timely basis. The SEC and federal rules now permit all non-money market funds to invest up to 15% of their net assets in illiquid securities.

  The Board of Trustees believes that the current fundamental investment restriction set forth above is more restrictive than is necessary. In order to permit maximum flexibility in investing each Fund's assets, the Trustees recommend that the proposed amendments to the Funds' fundamental restriction be adopted by shareholders to increase the current limit from 10% to 15% of the Fund's net assets that may be invested in illiquid securities.

  Fund Management has recommended the proposed change to the Trustees because it believes that the increased flexibility will assist each Fund in achieving its investment objective.

  Eliminating this fundamental policy will conform each Fund's investment policies to the requirements of current federal law. In addition, eliminating this policy will provide increased investment flexibility and may provide opportunities to enhance each Fund's performance, with the corresponding risks which accompany investments in illiquid securities. If the proposed amendment is approved, this investment practice could have the effect of increasing the level of illiquidity of the Funds' portfolio securities. While removal of the restrictive investment policy will permit each Fund to investment a larger percentage of their assets in illiquid securities, it is not anticipated that the level of assets currently invested in illiquid securities will significantly increase.

  Elimination of this fundamental policy is not expected to affect, in the foreseeable future, the manner in which the Funds are managed, the investment performance of the Funds, or the instruments in which they invest.

Required Vote and Recommendation

  As provided in the 1940 Act, approval of a change to a Fund's fundamental investment policies requires the affirmative vote of a majority of the outstanding voting securities of the Funds. Abstentions have the effect of a negative vote on this Proposal. If the Shareholders of a Fund fail to approve this Proposal, the current investment policy will be retained for that Fund.

      THE BOARD OF TRUSTEES HAS APPROVED PROPOSAL 10 AND RECOMMENDS THAT
                   SHAREHOLDERS VOTE TO APPROVE PROPOSAL 10.

PROPOSAL 11. (Growth and Income, Fixed Income and New York Tax-Free Bond
Funds)

To approve a change in the investment policies of all of the Funds, except the International Equity Fund, to provide that each Fund, with respect to 75% of its total assets (taken at market value), may not purchase a security if as a result (1) more than 5% of its total assets (taken at market value) would be invested in the securities (including securities subject to repurchase agreements), of any one issuer, other than obligations which are issued or guaranteed by the United States Government, its agencies or instrumentalities or (2) the Fund would own more than 10% of the outstanding voting securities of such issuer.

  This proposal would permit the Funds to invest a larger portion of their assets in fewer issuers, while still meeting the requirement to be diversified under the 1940 Act. The 1940 Act divides mutual funds into "diversified' and "non-diversified' investment companies based on a mathematical test that measures the degree of diversification of a fund's portfolio. The two components taken into account ("diversification elements") are (i) holding more than 5% of the fund's assets in a single issuer and (ii) holding more than 10% of a single issuer's voting securities. In order for a fund to be considered a "diversified investment company,' the diversification elements must apply to a minimum of 75% of the Fund's total assets.

  Currently, the investment policies of the Growth and Income Fund apply the diversification elements to 100% of its assets. While the investment policy of the Fixed Income and New York Tax-Free Bond Funds applies the diversification elements to 75% of each Fund's assets, the policy then further restricts the Funds as to the remaining 25% of total assets from purchasing a security if as a result it would invest more than 10% of its total assets in the securities of any one issuer or own more than 10% of the outstanding voting securities of any one issuer.

  Under this Proposal, each Fund will have a basket of 25% of its total assets which will not be subject to the diversification elements. Each Fund will be permitted to invest up to 25% of its assets in a single issuer, or in a more likely scenario, invest its 25% basket in a combination of ways (6% of its assets in four different issuers or 7% in three different issuers).

  This Proposal will bring the Funds' investment policies in line with what is permitted by the 1940 Act. In addition, eliminating this policy will provide increased investment flexibility and may provide opportunities to enhance the Funds' performance. Changing this policy will provide increased investment flexibility and may provide opportunities to enhance the Funds' performance, with the corresponding risk which accompanies a less diversified portfolio. While changing this investment policy will make it so that the diversification elements only apply to 75% of each Fund's total assets, the Adviser will exercise care, consistent with each Fund's investment objectives and policies, in investing any of a Fund's assets in a way that exceeds the diversification elements.

  Elimination of this fundamental policy is not expected to affect, in the foreseeable future, the manner in which the Funds are managed, the investment performance of the Funds, or the instruments in which they invest.

Required Vote and Recommendation

  As provided in the 1940 Act, approval of a change to a Fund's fundamental investment policies requires the affirmative vote of a majority of the outstanding voting securities of the Fund. Abstentions have the effect of a negative vote on this Proposal. If the Shareholders of a Fund fail to approve this Proposal, the current investment policy will be retained for that Fund.

      THE BOARD OF TRUSTEES HAS APPROVED PROPOSAL 11 AND RECOMMENDS THAT
                   SHAREHOLDERS VOTE TO APPROVE PROPOSAL 11.

                            MANAGEMENT OF THE FUNDS

  During the year ended December 31, 1998, the Board of Trustees held 7 meetings. The Trust's Audit Committee held one meeting, the Foreign Custody Committee held one meeting and the Nominating Committee held two meetings. All of the Trustees (with the exception of Mr. Pfann) attended at least 75% of the meetings of the Board of Trustees and all committee meetings thereof of which such trustee was a member during the year ended December 31, 1998. Each of the Trustees hold the same position with each of the Funds in the Trust.

  Trustees of the Trust who are not affiliated with the Distributor or the Adviser received from the Trust an annual fee of $4,000 and a fee for each Board of Trustees and Board committee meeting attended of $1,000. Trustees who are affiliated with the Distributor or the Adviser do not receive compensation from the Trust. The following table lists the compensation paid to each of the Trustees by the Trust during the year ended December 31, 1998. No executive officer or person affiliated with the Trust received compensation from the Trust for the year ended December 31, 1998 in excess of $60,000.

                                            Total Compensation
                       Trustee                  from Trust
                       -------              ------------------
          Harald Paumgarten, Chairman of
           the Board                             $13,960
          Wolfe J. Frankl, Trustee               $12,830
          John P. Pfann, Trustee                 $ 4,499
          Robert A. Robinson, Trustee            $13,638
          Richard J. Loos, Vice Chairman
           Emeritus*                             $11,027

  The Trustees did not and have not accrued pension or retirement benefits from the Funds for their service to the Trust.
--------
* Mr. Loos was elected Vice Chairman Emeritus of the Trust on May 5, 1998. Mr. Loos is not a voting member of the Board.

  The following table lists the executive officers of the Trust.

                                                 Principal Occupations and Other
        Name              Position           Affiliations During the Past Five Years
        ----              --------        --------------------------------------------
 Walter Grimm       President             Executive Vice President Fund Services
                                          Division of BISYS Fund Services, Inc.--June
                                          1992 to present
 Eric F. Almquist   Senior Vice President Senior Marketing Strategist--Fund Services
                                          Division of BISYS Fund Services, Inc.--
                                          August 1996 to Present; Director of Process
                                          Management, Coopers & Lybrand L.L.P. 1988 to
                                          1994
 Charles Booth      Vice President and    Chief Compliance Officer and Vice President
                    Assistant Secretary   of Fund Administration, Fund Services
                                          Division of BISYS Fund Services, Inc.--1988
                                          to present
 Anthony J. Fischer Vice President        Vice President, Client Services, Fund
                                          Services Division of BISYS Fund Services,
                                          Inc.--1998 to present; SEI--1997-1998
 Paul T. Kane       Assistant Treasurer   Vice President, Fund Services of BISYS Fund
                                          Services, Inc.--December 1997 to present;
                                          Director Shareholder Reporting, Fidelity
                                          Accounting and Custody Services--1995-1997
 Steven R. Howard   Secretary             Partner--Paul, Weiss, Rifkind, Wharton &
                                          Garrison--April 1998 to present; Partner--
                                          Baker & McKenzie--1991-1998
 Alaina V. Metz     Assistant Secretary   Chief Administrator, Administration and
                                          Regulatory Services of BISYS Fund Services,
                                          Inc.--June 1995 to present; Supervisor of
                                          Mutual Fund Legal Department; Alliance
                                          Capital Management--May 1989 to June 1995

  As of the date of this proxy statement, the trustees and officers of the Trust as a group beneficially owned less than 1% of the outstanding shares of the Trust.

HSBC MUTUAL FUNDS TRUST
GROWTH AND INCOME FUND                  PROXY SOLICITED BY THE BOARD OF TRUSTEES
         The undersigned hereby appoints James Smith or Charles Booth, and each of them, attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the HSBC Mutual Funds Trust (the "Fund") which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the office of the Fund, 3435 Stelzer Road, Columbus, Ohio 43219, on May 3, 1999 at 10:00 a.m., and any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

                                     PLEASE SIGN, DATE AND RETURN PROMPTLY
                                            IN THE ENVELOPE PROVIDED


                                     NOTE: Please sign exactly as your name
                                     appears on this Proxy. If joint owners,
                                     EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.


                                     Date
                                     -------------------------------------------

                                     -------------------------------------------

                                     -------------------------------------------
                                       Signature(s), (Title(s), if applicable)


Please indicate your vote by an "X" in the appropriate boxes below.

This Proxy, if properly executed, will be voted in the manner directed by the undersigned Shareholder.

IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1. Please refer to the Proxy Statement for a discussion of the Proposals.

1. ELECTION OF DIRECTORS  FOR all nominees listed below    WITHHOLD AUTHORITY
                           (except as marked to the     to vote for all nominees
                             contrary below)  [_]           listed below [_]


WOLFE J. FRANKL    JEFFREY J. HASS      RICHARD J. LOOS    CLIFTON H. W. MALONEY

JOHN C. MEDITZ     HARALD PAUMGARTEN    JOHN P. PFANN      ROBERT A. ROBINSON


(INSTRUCTION: To withhold authority for any individual, write his or her name on the line provided below.)


--------------------------------------------------------------------------------

2. To approve the existing Investment          [_]           [_]           [_]
   Advisory Agreement between the Trust      APPROVE      DISAPPROVE     ABSTAIN
   and HSBC Asset Management Americas Inc., the Investment Adviser to the Funds.


3. To ratify the selection of Ernst & Young,   [_]           [_]           [_]
   LLP as independent accountants for the    APPROVE      DISAPPROVE     ABSTAIN
   Trust for the fiscal year ending
   December 31, 1999.


4. To approve a change in the investment       [_]           [_]           [_]
   policies of the Fund to permit the Fund   APPROVE      DISAPPROVE     ABSTAIN
   to make loans, including loans of its
   portfolio securities if, as a result,
   the aggregate of such loans does not
   exceed 33 1/3% of the value of the
   Fund's total assets.

5.  To approve a change in the investment      [_]           [_]           [_]
    policies of the Fund to permit the Fund  APPROVE      DISAPPROVE     ABSTAIN
    to (i) borrow from banks, for any
    purpose, up to 33 1/3% of the current
    value of its total assets; (ii) pledge
    up to 33 1/3% of its total assets to
    secure such borrowings; and (iii) to
    eliminate any limits on purchasing
    securities when borrowings exist.


6.  To approve a change in the investment      [_]           [_]           [_]
    policies of the Fund to remove the       APPROVE      DISAPPROVE     ABSTAIN
    restriction on purchasing securities
    of any company with a record of less
    than three years' continuous operation
    if such purchase would cause the
    fund's investments in all such
    companies taken at cost to exceed 5%
    of the total assets of the Fund.


7.  To approve a change in the investment      [_]           [_]           [_]
    policies of the Fund to remove the       APPROVE      DISAPPROVE     ABSTAIN
    restriction on investing in warrants
    in excess of 5% of the Fund's net
    assets, and to remove the restriction
    on the Fund investing in warrants
    which are listed on the New York or
    American Stock Exchanges in excess of
    2% of the Fund's net assets.


8.  To approve a change in the investment      [_]           [_]           [_]
    policies of the Fund to permit the Fund  APPROVE      DISAPPROVE     ABSTAIN
    to purchase or retain securities of any
    company which the officers and trustees
    of the trust, and officers and directors of the adviser, who individually own more than 1/2 of 1% of the securities of that company, together own beneficially more than 5% of such company.


9.  To approve a change in the investment      [_]           [_]           [_]
    policies of the Fund to remove the       APPROVE      DISAPPROVE     ABSTAIN
    restriction on the Fund's participating
    on a joint, or a joint and several
    basis, in any securities trading
    account.


10. To approve a change in the investment      [_]           [_]           [_]
    policies of the Fund to permit the Fund  APPROVE      DISAPPROVE     ABSTAIN
    to invest up to 15% of its net assets
    in illiquid securities.


11. To approve a change in the investment      [_]           [_]           [_]
    policies of  the Fund to provide that    APPROVE      DISAPPROVE     ABSTAIN
    the Fund, with respect to 75% of its
    total assets (taken at market value),
    may not purchase a security if as a
    result (1) more than 5% of its total
    assets (taken at market value) would
    be invested in the securities
    (including securities subject to
    repurchase agreements), of any one
    issuer, other than obligations which
    are issued or guaranteed by the
    United States Government, its
    agencies or instrumentalities or (2)
    the Fund would own more than 10% of
    the outstanding voting securities of
    such issuer.

HSBC MUTUAL FUNDS TRUST
FIXED INCOME FUND                       PROXY SOLICITED BY THE BOARD OF TRUSTEES
   The undersigned hereby appoints James Smith or Charles Booth, and each of them, attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the HSBC Mutual Funds Trust (the "Fund") which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the office of the Fund, 3435 Stelzer Road, Columbus, Ohio 43219, on May 3, 1999 at 10:00 a.m., and any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.


                                     PLEASE SIGN, DATE AND RETURN PROMPTLY
                                            IN THE ENVELOPE PROVIDED


                                     NOTE: Please sign exactly as your name
                                     appears on this Proxy. If joint owners,
                                     EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.


                                     Date
                                     -------------------------------------------

                                     -------------------------------------------

                                     -------------------------------------------
                                        Signature(s), (Title(s), if applicable)


Please indicate your vote by an "X" in the appropriate boxes below.

This Proxy, if properly executed, will be voted in the manner directed by the undersigned Shareholder.

IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1. Please refer to the Proxy Statement for a discussion of the Proposals.

1. ELECTION OF DIRECTORS  FOR all nominees listed below    WITHHOLD AUTHORITY
                           (except as marked to the     to vote for all nominees
                             contrary below)  [_]           listed below [_]


WOLFE J. FRANKL    JEFFREY J. HASS      RICHARD J. LOOS    CLIFTON H. W. MALONEY

JOHN C. MEDITZ     HARALD PAUMGARTEN    JOHN P. PFANN      ROBERT A. ROBINSON


(INSTRUCTION: To withhold authority for any individual, write his or her name on the line provided below.)

--------------------------------------------------------------------------------

2.   To approve the existing Investment           [_]         [_]          [_]
     Advisory Agreement between the Trust and   APPROVE    DISAPPROVE    ABSTAIN
     HSBC Asset Management Americas Inc., the
     Investment Adviser to the Funds.


3.   To ratify the selection of Ernst & Young,    [_]         [_]          [_]
     LLP as independent accountants for the     APPROVE    DISAPPROVE    ABSTAIN
     Trust for the fiscal year ending
     December 31, 1999.


4.   To approve a change in the investment        [_]         [_]          [_]
     policies of the Fund to permit the Fund    APPROVE    DISAPPROVE    ABSTAIN
     to make loans, including loan of its
     portfolio securities if, as a result,
     the aggregate of such loans does not
     exceed 33 1/3% of the value of a Fund's
     total assets.


5.   To approve a change in the investment        [_]         [_]          [_]
     policies of the Fund to permit the Fund    APPROVE    DISAPPROVE    ABSTAIN
     to: (i) borrow from banks, for any
     purpose, up to 33 1/3% of the current
     value of its total assets; (ii) pledge
     up to 33 1/3% of its total assets to
     secure such borrowings; and (iii) to
     eliminate any limits on purchasing
     securities when borrowings exist.

6.   To approve a change in the investment        [_]         [_]          [_]
     policies of the Fund to remove the         APPROVE    DISAPPROVE    ABSTAIN
     restriction on purchasing securities of
     any company with a record of less than
     three years' continuous operation if
     such purchase would cause the Fund's
     investments in all such companies taken
     at cost to exceed 5% of the total assets of the Fund.


7.   To approve a change in the investment        [_]         [_]          [_]
     policies of the Fund to remove the         APPROVE    DISAPPROVE    ABSTAIN
     restriction on investing in warrants in
     excess of 5% of the Fund's net assets,
     and to remove the restriction on the
     Fund investing in warrants which are
     listed on the New York or American Stock
     Exchanges in excess of 2% of the Fund's
     net assets.


8.   To approve a change in the investment       [_]         [_]          [_]
     policies of the Fund to permit the Fund   APPROVE    DISAPPROVE    ABSTAIN
     to purchase or retain securities of any
     company which the officers and trustees
     of the trust, and officers and directors of the adviser, who individually own more than 1/2 of 1% of the securities of that company, together own beneficially more than 5% of such company.


9.   To approve a change in the investment       [_]         [_]          [_]
     policies of the Fund to remove the        APPROVE    DISAPPROVE    ABSTAIN
     restriction on participating on a joint, or a joint and several basis, in any securities trading account.


11.  To approve a change in the investment       [_]         [_]          [_]
     policies of the Fund to provide that      APPROVE    DISAPPROVE    ABSTAIN
     the Fund, with respect to 75% of its
     total assets (taken at market value),
     may not purchase a security if as a
     result (1) more than 5% of its total
     assets (taken at market value) would
     be invested in the securities
     (including securities subject to
     repurchase agreements), of any one
     issuer, other than obligations which
     are issued or guaranteed by the United
     States Government, its agencies or
     instrumentalities or (2) the Fund would
     own more than 10% of the outstanding
     voting securities of such issuer.

HSBC MUTUAL FUNDS TRUST
NEW YORK TAX-FREE BOND FUND             PROXY SOLICITED BY THE BOARD OF TRUSTEES
   The undersigned hereby appoints James Smith or Charles Booth, and each of them, attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the HSBC Mutual Funds Trust (the "Fund") which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the office of the Fund, 3435 Stelzer Road, Columbus, Ohio 43219, on May 3, 1999 at 10:00 a.m., and any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.


                                     PLEASE SIGN, DATE AND RETURN PROMPTLY
                                            IN THE ENVELOPE PROVIDED


                                     NOTE: Please sign exactly as your name
                                     appears on this Proxy. If joint owners,
                                     EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.


                                     Date
                                     -------------------------------------------

                                     -------------------------------------------

                                     -------------------------------------------
                                        Signature(s), (Title(s), if applicable)


Please indicate your vote by an "X" in the appropriate boxes below.

This Proxy, if properly executed, will be voted in the manner directed by the undersigned Shareholder.

IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1. Please refer to the Proxy Statement for a discussion of the Proposals.

1. ELECTION OF DIRECTORS  FOR all nominees listed below    WITHHOLD AUTHORITY
                           (except as marked to the     to vote for all nominees
                             contrary below)  [_]           listed below [_]


WOLFE J. FRANKL    JEFFREY J. HASS      RICHARD J. LOOS    CLIFTON H. W. MALONEY

JOHN C. MEDITZ     HARALD PAUMGARTEN    JOHN P. PFANN      ROBERT A. ROBINSON


(INSTRUCTION: To withhold authority for any individual, write his or her name on the line provided below.)


--------------------------------------------------------------------------------

2.   To approve the existing Investment           [_]         [_]          [_]
     Advisory Agreement between the Trust and   APPROVE    DISAPPROVE    ABSTAIN
     HSBC Asset Management Americas Inc., the
     Investment Adviser to the Funds.


3.   To ratify the selection of Ernst & Young,    [_]         [_]          [_]
     LLP as independent accountants for the     APPROVE    DISAPPROVE    ABSTAIN
     Trust for the fiscal year ending
     December 31, 1999.


4.   To approve a change in the investment        [_]         [_]          [_]
     policies of the Fund to permit the Fund    APPROVE    DISAPPROVE    ABSTAIN
     to make loans, including loans of its
     portfolio securities ABSTAIN if, as a
     result, the aggregate of such loans does not exceed 33 1/3% of the value of the Fund's total assets.


5.   To approve a change in the investment        [_]         [_]          [_]
     policies of the Fund to permit the Fund    APPROVE    DISAPPROVE    ABSTAIN
     to: (i) borrow from banks, for any
     purpose, up to 33 1/3% of the current
     value of its total assets; (ii) pledge
     up to 33 1/3% of its total assets to
     secure such borrowings; and (iii) to
     eliminate any limits on purchasing
     securities when borrowings exist.

6.   To approve a change in the investment        [_]         [_]          [_]
     policies of the Fund to remove the         APPROVE    DISAPPROVE    ABSTAIN
     restriction on purchasing securities
     of any company with a record of less
     than three years' continuous operation
     if such purchase would cause the
     Fund's investments in all such
     companies taken at cost to exceed 5% of
     the total assets of the Fund.


7.   To approve a change in the investment        [_]         [_]          [_]
     policies of the Fund to remove the         APPROVE    DISAPPROVE    ABSTAIN
     restriction on investing in warrants in
     excess of 5% of the Fund's net assets,
     and to remove the restriction on the
     Fund investing in warrants which are
     listed on the New York or American Stock
     Exchanges in excess of 2% of the Fund's
     net assets.


8.   To approve a change in the investment        [_]         [_]          [_]
     policies of the Fund to permit the Fund    APPROVE    DISAPPROVE    ABSTAIN
     to purchase or retain securities of any
     company which the officers and trustees
     of the trust, and officers and directors of the adviser, who individually own more than 1/2 of 1% of the securities of that company, together own beneficially more than 5% of such company.


9.   To approve a change in the investment        [_]         [_]          [_]
     policies of the Fund to remove the         APPROVE    DISAPPROVE    ABSTAIN
     restriction on the Fund participating
     on a joint, or a joint and several basis, in any securities trading account.


10.  To approve a change in the investment        [_]         [_]          [_]
     policies of the Fund to permit the Fund    APPROVE    DISAPPROVE    ABSTAIN
     to invest up to 15% of its net assets in illiquid securities.


11.  To approve a change in the investment        [_]         [_]          [_]
     policies of the Fund to provide that the   APPROVE    DISAPPROVE    ABSTAIN
     Fund, with respect to 75% of its total
     assets (taken at market value), may not
     purchase a security if as a result (1)
     more than 5% of its total assets (taken
     at market value) would be invested in
     the securities (including securities
     subject to repurchase agreements), of
     any one issuer, other than obligations
     which are issued or guaranteed by the
     United States Government, its agencies
     or instrumentalities or (2) the Fund
     would own more than 10% of the
     outstanding voting securities of such
     issuer.

HSBC MUTUAL FUNDS TRUST
INTERNATIONAL EQUITY FUND               PROXY SOLICITED BY THE BOARD OF TRUSTEES
   The undersigned hereby appoints James Smith or Charles Booth, and each of them, attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the HSBC Mutual Funds Trust (the "Fund") which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the office of the Fund, 3435 Stelzer Road, Columbus, Ohio 43219, on May 3, 1999 at 10:00 a.m., and any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.


                                     PLEASE SIGN, DATE AND RETURN PROMPTLY
                                            IN THE ENVELOPE PROVIDED


                                     NOTE: Please sign exactly as your name
                                     appears on this Proxy. If joint owners,
                                     EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.


                                     Date
                                     -------------------------------------------

                                     -------------------------------------------

                                     -------------------------------------------
                                       Signature(s), (Title(s), if applicable)


Please indicate your vote by an "X" in the appropriate boxes below.

This Proxy, if properly executed, will be voted in the manner directed by the undersigned Shareholder.

IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1. Please refer to the Proxy Statement for a discussion of the Proposals.

1. ELECTION OF DIRECTORS  FOR all nominees listed below    WITHHOLD AUTHORITY
                           (except as marked to the     to vote for all nominees
                             contrary below)  [_]           listed below [_]


WOLFE J. FRANKL    JEFFREY J. HASS      RICHARD J. LOOS    CLIFTON H. W. MALONEY

JOHN C. MEDITZ     HARALD PAUMGARTEN    JOHN P. PFANN      ROBERT A. ROBINSON


(INSTRUCTION: To withhold authority for any individual, write his or her name on the line provided below.)


--------------------------------------------------------------------------------

2.   To approve the existing Investment          [_]         [_]          [_]
     Advisory Agreement between the Trust      APPROVE    DISAPPROVE    ABSTAIN
     and HSBC Asset Management Americas
     Inc., the Investment Adviser to the
     Funds.


3.   To ratify the selection of Ernst &          [_]         [_]          [_]
     Young, LLP as independent                 APPROVE    DISAPPROVE    ABSTAIN
     accountants for the Trust for the
     fiscal year ending December
     31, 1999.

4.   To approve a change in the investment       [_]         [_]          [_]
     policies of the Fund to permit the Fund   APPROVE    DISAPPROVE    ABSTAIN
     to make loans, including loans of its
     portfolio securities if, as a result,
     the aggregate of such loans does not
     exceed 33 1/3% of the value of a Fund's total assets.


5.   To approve a change in the investment       [_]         [_]          [_]
     policies of the Fund to permit the Fund   APPROVE    DISAPPROVE    ABSTAIN
     to: (i) borrow from banks, for any
     purpose, up to 33 1/3% of the current
     value of its total assets; (ii) pledge
     up to 33 1/3% of its total assets to
     secure such borrowings; and (iii) to
     eliminate any limits on purchasing
     securities when borrowings exist.

9.   To approve a change in the investment       [_]         [_]          [_]
     policies of the Fund to remove the        APPROVE    DISAPPROVE    ABSTAIN
     restriction on participating on a joint, or a joint and several basis, in any securities trading account.

                          [PASTE-UP LETTERHEAD HERE]

                                March 19, 1999

Dear Valued Shareholder:

  The enclosed proxy materials relate to a Special Meeting of Shareholders of the HSBC Mutual Funds Trust (the "Trust"), and each series of the Trust, the Growth and Income Fund, Fixed Income Fund, International Equity Fund and the New York Tax-Free Bond Fund (each a "Fund" and collectively the "Funds") to be held on May 3, 1999 at 10:00 a.m., Eastern Standard Time, at the Funds' offices at 3435 Stelzer Road, Columbus, Ohio 43219 (the "Meeting").

  At the Meeting, Shareholders will be asked to ratify the election of four existing trustees and to elect four new trustees to the Board of Trustees of the Trust. Shareholders will also be asked to approve the Trust's existing investment advisory contract, to ratify the selection of the independent accountants to the Trust and to approve changes to certain of the investment policies and restrictions of the Funds. The Trustees are recommending that Shareholders (i) ratify the four trustees and elect the four nominees to the Board of Trustees, (ii) approve the Trust's advisory contract, (iii) ratify the selection of independent accountant and (iv) approve each of the changes to the Funds' investment policies.

  Although the Trustees would like very much to have you attend the Meeting, they realize that this is not always possible. Whether or not you plan to be present at the Meeting, Your vote is needed. Please complete, sign and return the enclosed Proxy Card promptly in the postage-paid envelope provided.

  Your Trustees look forward to seeing you at the Meeting or receiving your proxy so your shares may be voted at the Meeting.

                                          Sincerely yours,

                                          Walter Grimm
                                          President


Shareholders are urged to sign and return the enclosed proxy in the enclosed envelope so as to be represented at the Meeting.

  Thank you for your cooperation and prompt attention to this matter.